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                             [CERTIFICATE OF STOCK]

The transfer of shares of stock in the Corporation is restricted by and subject to the provisions of the Certificate of Incorporation of the Corporation, as amended from time to time, which is available for inspection in the principal office of the Corporation. No transfer is valid unless the provisions of the Certificate of Incorporation of the Corporation, as amended from time to time, are complied with.

                            KIEWIT MATERIALS COMPANY

INCORPORATED UNDER THE LAWS OF                                 SEE REVERSE FOR
   THE STATE OF DELAWARE:                                    CERTAIN DEFINITIONS

     THIS CERTIFIES THAT


     Is the owner of

                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE
                     COMMON STOCK, PAR VALUE $0.01 EACH, OF

                            KIEWIT MATERIALS COMPANY

     transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and Bylaws of the Corporation, and of the amendments of either from time to time made thereto, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                   [KIEWIT MATERIALS COMPANY CORPORATE SEAL]

     /s/ Mark E. Belmont                             /s/ Christopher J. Murphy

           SECRETARY                                      PRESIDENT



COUNTERSIGNED AND REGISTERED:

                         UMB BANK, N.A.
                                                   TRANSFER AGENT
                                                    AND REGISTRAR
                              BY

                                             AUTHORIZED SIGNATURE
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -                      Custodian
                        ----------------------         ------------------------
                              (Cust)                             (Minor)
                         under Uniform Gifts to Minors Act
                                                          ---------------------
                                                                  (State)

    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED,                                    hereby sell, assign
                        -----------------------------------
and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE
--------------------------------

--------------------------------


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        shares
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of the Common Stock represented by this Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------

                             ---------------------------------------------------
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed



By ----------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-18.